UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

               British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Goodness Growth Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2024, Goodness Growth Holdings, Inc. (the “Company”), filed a Notice of Alteration, Notice of Articles and Certificate of Name Change with the Registry Services Secretary of British Columbia, Canada to change the Company’s corporate name to Vireo Growth Inc. effective July 3, 2024. A copy of the Notice of Alteration, Notice of Articles and Certificate of Change of Name is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

In connection with the name change, on June 25, 2024, the Board of Directors amended the Company’s Articles to reflect the corporate name Vireo Growth Inc. No other changes were made to the Company’s Articles. A copy of the Company’s Articles reflecting the name change is attached as Exhibit 3.2 hereto and incorporated by reference herein.

Our subordinate voting shares will continue to trade on the Canadian Securities Exchange and be quoted on the OTCQX, except we anticipate, pending final regulatory approval, that our ticker symbols will change to “VREO” and “VREOF,” respectively, and will begin trading under these new symbols effective market open on or about July 8, 2024. Outstanding share certificates for subordinate and multiple voting shares of the Company are not affected by the name change and they continue to be valid and need not be exchanged.

Item 7.01.	Regulation FD Disclosure.

On July 1, 2024, the Company issued a press release announcing the name change. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Notice of Alteration, Notice of Articles and Certificate of Name Change dated June 25, 2024.

3.2	Articles of Vireo Growth Inc. dated June 25, 2024

99.1	Press Release dated July 1, 2024

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC.
(Registrant)

By:	/s/ Joshua Rosen
Joshua Rosen
Chief Executive Officer and Interim Chief Financial Officer

Date: July 1, 2024